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                                                                     Exhibit 1.1

                              POLAROID CORPORATION

              [CONVERTIBLE] [SENIOR] [SUBORDINATED] DEBT SECURITIES

                         FORM OF UNDERWRITING AGREEMENT

                                                              New York, New York
                                                                          , 1999

To the Representatives
  named in Schedule I
  hereto of the Underwriters
  named in Schedule II hereto

Dear Sirs:

         Polaroid Corporation, a Delaware corporation (the "Company"), may issue and sell from time to time series of its [convertible] [senior] [subordinated] debt securities registered under the registration statement[s] referred to in Paragraph 1(a) hereof (the "Securities" and, individually, a "Security"). [The Securities are convertible into shares of the common stock, par value $1.00 per share, of the Company (the "Common Stock"), upon the terms and subject to the conditions set forth in the Indenture (as defined herein) relating thereto, at the conversion price set forth on Schedule I hereto.] The Company proposes to sell to the underwriters named in Schedule II hereto (the "Underwriters"), for whom you are acting as representatives (the "Representative"), a series of Securities, of the designation, with the terms and in the aggregate principal amount specified in Schedule I hereto (the "Underwritten Securities" and, individually, an "Underwritten Security"). If the firm or firms listed in
Schedule II hereto include only the firm or firms listed in Schedule I hereto, then the terms "Underwriters" and "Representative" shall each be deemed to refer to such firm or firms.

         1. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY. The Company represents, warrants and agrees that:

              (a) [A] [R]egistration statement[s] (No[s]. 333-      and
         333-      ), including a prospectus, with respect to the Securities
         has [have] been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and has [have] become effective. As used in this Agreement,
         (i) "Registration Statement" means [each] such registration statement, as amended and supplemented to the date hereof [, and "Registration Statements" means both such registration statements, as amended and supplemented to the date hereof]; (ii) "Preliminary Prospectus" means each prospectus (including all documents incorporated therein by reference) included in that [the most recently filed] Registration Statement, or amendments or supplements thereof, before it became


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                                                                               2

         effective under the Act, including any prospectus filed with the Commission pursuant to Rule 424(a) of the Rules and Regulations; (iii) "Basic Prospectus" means the prospectus included in the [most recently filed] Registration Statement; and (iv) "Prospectus" means the Basic Prospectus, together with any prospectus amendment or supplement (including in each case all documents incorporated therein by reference) specifically relating to the Underwritten Securities, as filed with the Commission pursuant to paragraph (b) of Rule 424 of the Rules and Regulations. The Commission has not issued any order preventing or suspending the use of any Prospectus, and no proceedings for such purposes have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

              (b) The Registration Statements and each Prospectus contain, and (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will contain at all times during the period specified in Paragraph 7(c) hereof, all statements which are required by the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission under such Acts; the Indenture, dated as of January 9, 1997 (the "Original Indenture"), by and between the Company and State Street Bank and Trust Company, as trustee (the "Trustee") as supplemented by a second supplemental indenture dated as of _______ __, 1999, by and between the Company and the Trustee (the "Second Supplemental Indenture," together with the Original Indenture, the "Indenture"), pursuant to which the Underwritten Securities will be issued, conforms, and with any amendments and supplements thereto will conform, with the requirements of the Trust Indenture Act and the rules and regulations of the Commission thereunder; and the Registration Statements and each Prospectus do not, and (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will not, at any time during the period specified in Paragraph 7(c) hereof, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED that the Company makes no representation or warranty as to information contained in or omitted from any Registration Statement or any Prospectus in reliance and based upon information furnished to the Company through the Representative by or on behalf of any Underwriter, or as to any statements in or omissions from the Statement of Eligibility of the Trustee under the Indenture.

              (c) Neither the Company nor the Significant Subsidiary (as defined in paragraph (j) hereof) is in violation of its charter or by-laws or in default under any agreement, indenture or instrument, except for such defaults that would not result in a material


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         adverse change, or any development involving a material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and the Significant Subsidiary (a "Material Adverse Effect"), otherwise than as set forth or contemplated in the Prospectus; and the execution, delivery and performance of this Agreement, the Indenture, the Underwritten Securities, and any Delayed Delivery Contracts (as defined in Paragraph 3 hereof) and the consummation of the transactions contemplated herein, and in the Prospectus (including the issuance and sale of the Underwritten Securities and the use of the proceeds from the sale thereof as described in the Prospectus under the caption "Use of Proceeds") have been duly authorized by all necessary corporate action and do not and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Significant Subsidiary pursuant to, any material agreement, indenture or instrument to which the Company or the Significant Subsidiary is a party or by which any of them is bound or to which any of their respective properties or assets is subject, nor will such action result in a material violation of the charter or by-laws of the Company or the Significant Subsidiary or any order, rule or regulation of any court or governmental agency having jurisdiction over the Company, the Significant Subsidiary or their respective properties; and, except as required by the Act, the Trust Indenture Act, the Exchange Act and applicable state securities laws, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance of this Agreement, the Delayed Delivery Contracts and the Indenture or the consummation of the transactions contemplated hereby and thereby.

              (d) Except as described in or contemplated by the Registration Statements and the Prospectus, neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; and there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, except as described in or contemplated by the Prospectus.

              (e) KPMG Peat Marwick LLP ("KPMG"), whose report appears in the Company's most recent Annual Report on Form 10-K which is incorporated by reference in each Prospectus, are independent accountants as required by the Act and the Rules and Regulations.

              (f) On the Delivery Date (as defined in Paragraph 6 hereof), (i) the Indenture will have been validly authorized, executed and delivered by the Company and duly qualified under the Trust Indenture Act and will constitute the legally binding obligation of the


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         Company, (ii) the Underwritten Securities will have been validly authorized and executed and, upon payment therefor as provided in this Agreement, will be validly issued and outstanding, and will constitute legally binding obligations of the Company entitled to the benefits of the Indenture, and (iii) the Underwritten Securities and the Indenture will conform to the descriptions thereof contained in the Prospectus.

              (g) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus.

              [(h) All of the shares of Common Stock issuable upon conversion of the Underwritten Securities have been duly and validly authorized and reserved for issuance upon such conversion and, when issued and delivered in accordance with the terms of the Indenture, will be duly and validly issued, fully paid and non-assessable.]

              (i) This Agreement has been validly authorized, executed and delivered by the Company.

              (j) The Company and the Significant Subsidiary have been duly incorporated and are validly existing and remain subsisting corporations under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and in good standing as foreign corporations in each jurisdiction in which their respective ownership of properties or the conduct of their respective businesses require such qualification, except where the failure to so qualify would not have a Material Adverse Effect, and have power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged and, with respect to the Company, to enter into and perform its obligations under this Agreement; and none of the subsidiaries of the Company (other than Polaroid International B.V. (the "Significant Subsidiary")) is a "significant subsidiary," as such term is defined in Rule 405 of the Rules and Regulations.

              (k) There is no material action, suit or proceeding before any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or the Significant Subsidiary, which is required to be disclosed in any Prospectus (other than as disclosed therein), or which might reasonably be expected to have a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder.


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              (l) The financial statements filed as part of the Registration
         Statements or included in any Preliminary Prospectus present, or (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will present at all times during the period specified in Paragraph 7(c) hereof, fairly, the financial condition and results of operations of the Company and its consolidated subsidiaries, at the dates and for the periods indicated, and have been, and (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will be at all times during the period specified in Paragraph 7(c) hereof, prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules incorporated by reference in any Prospectus present fairly in accordance with GAAP the information required to be stated therein. The pro forma financial statements and the related notes thereto incorporated by reference in the Registration Statements and any Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

              (m) The documents incorporated by reference into any Preliminary Prospectus or Prospectus have been, and (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will be at all times during the period specified in Paragraph 7(c) hereof, prepared by the Company in conformity with the applicable requirements of the Act and Rules and Regulations and the Exchange Act and the rules and regulations of the Commission thereunder and such documents have been, or (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will be at all times during the period specified in Paragraph 7(c) hereof, timely filed as required thereby.

              (n) There are no contracts or other documents which are required to be filed as exhibits to the Registration Statements by the Act or by the Rules and Regulations, or which were required to be filed as exhibits to any document incorporated by reference in any Prospectus by the Exchange Act or the rules and regulations of the Commission thereunder, which have not been filed as exhibits to the Registration Statements or to such document or incorporated therein by reference as permitted by the Rules and


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                                                                               6

         Regulations or the rules and regulations of the Commission under the Exchange Act as required.

              (o) The Company and the Significant Subsidiary have good and valid title to all or substantially all of their respective properties.

              (p) The Company is not, and upon the issuance and sale of the Underwritten Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

         2. PURCHASE OF THE UNDERWRITTEN SECURITIES BY THE UNDERWRITERS. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price and on the other terms set forth in Schedule I hereto, the principal amount of the Underwritten Securities set forth opposite its name in Schedule II hereto.

         3. DELAYED DELIVERY CONTRACTS. Any offer to purchase Underwritten Securities by institutional investors solicited by the Underwriters for delayed delivery shall be made pursuant to contracts substantially in the form of Exhibit A attached hereto, with such changes therein as the Company and the Representative may approve (the "Delayed Delivery Contracts"). The Company shall have the right, in its sole discretion, to approve or disapprove each such institutional investor. Underwritten Securities which are subject to Delayed Delivery Contracts are herein sometimes called "Delayed Delivery Underwritten Securities" and Underwritten Securities which are not subject to Delayed Delivery Contracts are herein sometimes called "Immediate Delivery Underwritten Securities."

         Contemporaneously with the purchase on the Delivery Date by the Underwriters of the Immediate Delivery Underwritten Securities pursuant to this Agreement, the Company will pay to the Representative, for the account of the Underwriters, the compensation specified in Schedule I hereto for arranging the sale of Delayed Delivery Underwritten Securities. The Underwriters shall have no responsibility with respect to the validity or performance of any Delayed Delivery Contracts.

         For the purposes of determining the principal amount of Immediate Delivery Underwritten Securities to be purchased by each Underwriter, there shall be deducted from the principal amount of Underwritten Securities to be purchased by such Underwriter as set forth in Schedule II hereto that portion of the aggregate principal amount of Delayed Delivery Underwritten Securities that the principal amount of Underwritten Securities to be purchased by such Underwriter as set forth in Schedule II hereto bears to the aggregate principal amount of


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Underwritten Securities set forth there to be purchased by all of the
Underwriters (in each case as adjusted by the Representative to avoid fractions of the minimum principal amount in which the Underwritten Securities may be issued), except to the extent that the Representative determines, in its discretion, that such deduction shall be otherwise than in such proportion and so advises the Company.

         4. CONDITIONS OF THE COMPANY'S OBLIGATIONS. The Company shall not be obligated to deliver any Underwritten Securities except upon payment for all Immediate Delivery Underwritten Securities to be purchased pursuant to this Agreement as hereinafter provided.

         5. DEFAULTING UNDERWRITERS. If any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters, if any, shall be obligated to purchase the Immediate Delivery Underwritten Securities which the defaulting Underwriter agreed but failed to purchase in the respective proportions which the principal amount of Underwritten Securities set forth in Schedule II hereto to be purchased by each remaining non-defaulting Underwriter set forth therein bears to the aggregate principal amount of Underwritten Securities set forth therein to be purchased by all the remaining non-defaulting Underwriters; PROVIDED that the remaining non-defaulting Underwriters shall not be obligated to purchase any Immediate Delivery Underwritten Securities if the aggregate principal amount of Immediate Delivery Underwritten Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase exceeds 9.09% of the total principal amount of Underwritten Securities, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the principal amount of Underwritten Securities set forth in Schedule II hereto to be purchased by it. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representative who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Immediate Delivery Underwritten Securities. If the remaining Underwriters or other underwriters satisfactory to the Representative do not elect to purchase the Immediate Delivery Underwritten Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company, except that the Company will continue to be liable for the payment of expenses as set forth in Paragraph 7(k) hereof.

         Nothing contained in this Paragraph 5 shall relieve a defaulting Underwriter of any liability it may have to the Company for damages caused by its default. If other underwriters are obligated or agree to purchase the Immediate Delivery Underwritten Securities of a defaulting or withdrawing Underwriter, either the Representative or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statements, any Prospectus or in any other document or arrangement.


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         6. DELIVERY AND PAYMENT FOR THE SECURITIES. Delivery of and payment for the Immediate Delivery Underwritten Securities shall be made at such address, date and time as may be specified in Schedule I hereto. This date and time are sometimes referred to as the "Delivery Date." On the Delivery Date, the Company shall deliver the Immediate Delivery Underwritten Securities to The Depository Trust Company, on behalf of the Representative, for the account of each Underwriter against payment to the Company by wire transfer of immediately available funds to a bank account designated by the Company. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Immediate Delivery Underwritten Securities shall be in registered form and in such denominations as may be set forth on Schedule
I hereto. The certificates representing the Immediate Delivery Underwritten Securities shall be registered in the name of Cede & Co. and shall be made available for inspection by the Representative in New York, New York not later than 2:00 P.M., local time, on the business day prior to the Delivery Date.

         7. FURTHER AGREEMENTS OF THE COMPANY. The Company agrees:

              (a) To furnish promptly to the Representative and to counsel for the Underwriters a conformed copy of each Registration Statement as originally filed and each amendment or supplement thereto filed prior to the date hereof or relating to or covering the Underwritten Securities, and a copy of each Prospectus filed with the Commission, including all documents incorporated therein by reference and all consents and exhibits filed therewith;

              (b) To deliver promptly to the Representative such reasonable number of the following documents as the Representative may request:
         (i) conformed copies of the Registration Statements (excluding exhibits other than the computation of the ratio of earnings to fixed charges, the Indenture and this Agreement), (ii) each Prospectus and (iii) any documents incorporated by reference in the Prospectus;

              (c) During such period following the date hereof as, in the opinion of counsel for the Underwriters, any Prospectus is required by law to be delivered, to comply with the Act, the Exchange Act, the Trust Indenture Act and the rules and regulations under each thereof, so as to permit the completion of the distribution of the Underwritten Securities as contemplated in this Agreement and in each Prospectus. If at any time when a prospectus is required by the Act to be delivered in connection with sales of the Underwritten Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the reasonable opinion of counsel for the Underwriters or for the Company, to amend any Registration Statement or amend or supplement any Prospectus in order that such Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a


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         purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend any Registration Statement or amend or supplement any Prospectus in order to comply with the requirements of the Act or the Rules and Regulations, the Company will promptly prepare and file with the Commission, subject to paragraph (d) below, such amendment or supplement as may be necessary to correct such statement or omission or to make any such Registration Statement or any such Prospectus comply with such requirements, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request;

              (d) Prior to filing with the Commission during the period referred to in (c) above (i) any amendment or supplement to any Registration Statement, (ii) any Prospectus or any amendment or supplement thereto or (iii) any document incorporated by reference in any of the foregoing or any amendment or supplement to such incorporated document, to furnish a copy thereof to the Representative and to counsel for the Underwriters and not to file any document that shall have been disapproved by the Representative;

              (e) To advise the Representative promptly (i) when any post-effective amendment to any Registration Statement relating to or covering the Underwritten Securities becomes effective or any supplement to any Prospectus shall have been filed, (ii) of any comments from the Commission or any request or proposed request by the Commission for an amendment or supplement to any Registration Statement (insofar as the amendment or supplement relates to or covers the Underwritten Securities), to any Prospectus, to any document incorporated by reference in any of the foregoing or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or any order directed to any Prospectus or any document incorporated therein by reference or the initiation or threat of any stop order proceeding or of any challenge to the accuracy or adequacy of any document incorporated by reference in any Prospectus, (iv) of receipt by the Company of any notification with respect to the suspension of the qualification of the Underwritten Securities for sale in any jurisdiction or the initiation or threat of any proceeding for that purpose and (v) of the happening of any event which makes untrue any statement of a material fact made in any Registration Statement (insofar as such Registration Statement relates to or covers the Underwritten Securities) or any Prospectus or which requires the making of a change in any Registration Statement or any Prospectus in order to make any material statement therein not misleading;

              (f) If, during the period referred to in (c) above, the Commission shall issue a stop order suspending the effectiveness of any Registration Statement, to make every reasonable effort to obtain the lifting of that order at the earliest possible time;

              (g) As soon as practicable, to make generally available to its security holders and to deliver to the Representative an earnings statement, conforming with the requirements of


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         Section 11(a) of the Act, covering a period of at least twelve months beginning after the latest of (i) the most recent effective date of the registration statement relating to part of the Underwritten Securities,
         (ii) the effective date of the most recent post-effective amendment to the last Registration Statement that became effective prior to the date of this Agreement and (iii) the date of the Company's most recent Annual Report on Form 10-K filed with the Commission prior to the date of this Agreement;

              (h) So long as any of the Underwritten Securities are outstanding, to furnish to the Representative copies of all reports and financial statements furnished by the Company to each securities exchange on which securities issued by the Company may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

              (i) To endeavor to qualify the Underwritten Securities for offer and sale under the securities laws of such jurisdictions as the Representative may reasonably request and to maintain such qualifications in effect for as long as may be required for the distribution of the Underwritten Securities; PROVIDED, HOWEVER, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject;

              (j) To use its best efforts to obtain the listing of the Underwritten Securities [and the Common Stock issuable upon conversion of the Underwritten Securities] on the securities exchange, if any, set forth on Schedule I (the "Stock Exchange") on or prior to the Delivery Date [, or prior to the initial issuance of such Common Stock, if any,] and to cause such listing to be continued so long as any amount of the Securities [or the Common Stock issued upon conversion of the Underwritten Securities, if any,] remain[s] outstanding; to furnish from time to time any and all documents, instruments, information and undertakings that may be necessary in order to effect such listing; and to maintain the same until none of the Underwritten Securities [or the Common Stock issued upon conversion of the Underwritten Securities, if any,] is outstanding or until such time as payment of principal of and premium, if any, and interest on all the Underwritten Securities has been duly provided for, whichever is earlier; PROVIDED that if the Company can no longer reasonably maintain such listing, the Company shall use its best efforts to obtain and maintain the quotation for, or listing of, the Underwritten Securities [and the Common Stock issued upon conversion of the Underwritten Securities, if any,] on such other securities exchange or exchanges as the Company may, with the approval of the Representative, determine;

              (k) To pay the costs incident to the authorization, issuance, sale and delivery of the Underwritten Securities and any taxes payable in that connection; the costs incident to the


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                                                                              11

         preparation, printing and filing under the Act of the Registration Statements and any amendments, supplements and exhibits thereto; the costs incident to the preparation, printing and filing of any document and any amendments and exhibits thereto required to be filed by the Company under the Exchange Act; the costs of distributing the Registration Statements as originally filed and each amendment and post-effective amendment thereof (including exhibits), any Preliminary Prospectus, each Prospectus and any documents incorporated by reference in any of the foregoing documents; the costs of printing this Agreement and the Delayed Delivery Contracts, if any; the fees and disbursements of the Company's counsel, accountants and other advisors; the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Underwritten Securities, to the extent the Trustee or its counsel, as the case may be, requires reimbursement thereof; [the fees of the Transfer Agent and Registrar, if any, relating to the Common Stock issuable upon conversion of the Underwritten Securities, if any]; the costs of any filings with the National Association of Securities Dealers, Inc.; fees paid to rating agencies in connection with the rating of the Securities, including the Underwritten Securities; the fees and expenses of qualifying the Underwritten Securities under the securities laws of the several jurisdictions as provided in this paragraph and of preparing and printing a Blue Sky Memorandum and the costs of advising on the legality of the Common Securities, which are issuable upon conversion of the Underwritten Securities, if any, for investment (including fees of counsel to the Underwriters); the cost of listing the Underwritten Securities [and the Common Stock issuable upon conversion of the Underwritten Securities, if any] on the Stock Exchange; and all other costs and expenses incident to the performance of the Company's obligations under this Agreement; PROVIDED that, except as provided in this paragraph and in Paragraph 11 hereof, the Underwriters shall pay their own costs and expenses, including the fees and expenses of their counsel, any transfer taxes on the Underwritten Securities which they may sell and the expenses of advertising any offering of the Underwritten Securities made by the Underwriters;

              (l) Until the termination of the offering of the Underwritten Securities, to timely file all documents, and any amendments to previously filed documents, required to be filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act; and

              (m) During the period beginning on the date hereof and continuing to the Delivery Date, without the consent of the Representative, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company with maturities longer than one year, other than the Underwritten Securities to the Underwriters.

         8. INDEMNIFICATION AND CONTRIBUTION. (a) The Company shall indemnify and hold harmless each Underwriter, its officers and employees and each person, if any, who controls any Underwriter within the meaning of the Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Securities), to which that Underwriter, officer, employee or controlling person may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or (B) in any blue sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company) specifically for the purpose of qualifying any or all of the Securities [or the Common Stock issuable upon conversion of the Underwritten Securities, if any,] under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application"), or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter and each such officer, employee and controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement, or in any Blue Sky Application in reliance upon and in conformity with the written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein and described in Paragraph 8(e); and PROVIDED FURTHER that as to any Preliminary Prospectus this indemnity agreement shall not inure to the benefit of any Underwriter, its officers or employees or any person controlling that Underwriter on account of any loss, claim, damage, liability or action arising from the sale of Securities to any person by that Underwriter if that Underwriter failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to that person within the time required by the Act, and the untrue statement or alleged untrue statement of any material fact or omission or alleged omission to state a material fact in such Preliminary Prospectus was corrected in the Prospectus, unless such failure resulted from non-compliance by the Company with Paragraph 7(c). For purposes of the last proviso to the immediately preceding sentence, the term "Prospectus" shall not be deemed to include the documents incorporated therein by reference, and no Underwriter shall be obligated to send or give any supplement or amendment to any document incorporated by reference in any Preliminary Prospectus or the Prospectus to any person other than a person to whom such Underwriter had delivered such incorporated document or documents in response to a written request therefor. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or to any officer, employee or controlling person of that Underwriter.

         (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, its officers and employees, each of its directors and each person, if any, who controls the Company within the meaning of the Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon,
(i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the written information furnished to the Company through the Representative by or on behalf of that Underwriter specifically for inclusion therein and described in Paragraph 8(e), and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or any such director, officer or controlling person.

         (c) Promptly after receipt by an indemnified party under this Paragraph 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Paragraph 8, notify the indemnifying party in writing of the claim or the commencement of that action; PROVIDED, HOWEVER, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Paragraph 8 except to the extent it has been materially prejudiced by such failure and, PROVIDED FURTHER, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Paragraph 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Paragraph 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; PROVIDED, HOWEVER, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel or
(iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties, which firm shall be designated in writing by the Representative, if the indemnified parties under this Paragraph 8 consist of any Underwriter or any of their respective officers, employees or controlling persons, or by the Company, if the indemnified parties under this Paragraph consist of the Company or any of the Company's directors, officers, employees or controlling persons. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss of liability by reason of such settlement or judgment.

         (d) If the indemnification provided for in this Paragraph 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Paragraph 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by the Company, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the shares of the Securities purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the shares of the Securities under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Paragraph 8(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Paragraph 8(d) shall be deemed to include, for purposes of this Paragraph 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Paragraph 8(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Paragraph 8(d) are several in proportion to their respective underwriting obligations and not joint.

         (e) The Underwriters severally confirm that the statements with respect to the public offering of the Securities set forth on the cover page of, and under the caption "Underwriting" in, the Prospectus are correct and constitute the only information furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

         9. TERMINATION. (a) The obligations of the Underwriters hereunder may be terminated by the Representative by notice given to and received by the Company prior to delivery of and payment for the Immediate Delivery Underwritten Securities if, prior to that time, any of the events described in Paragraphs 10(l), 10(m) or 10(n) hereof shall have occurred or if the Underwriters shall decline to purchase the Immediate Delivery Underwritten Securities for any reason permitted under this Agreement.

         (b) If this Agreement is terminated pursuant to this Paragraph 9, such termination shall be without liability of any party to any other party except as provided in Paragraph 11 hereof, and PROVIDED FURTHER that Paragraphs 1 and 8 shall survive such termination and remain in full force and effect.

         10. CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS . The respective obligations of the Underwriters under the Agreement with respect to the Underwritten Securities are subject to the accuracy, on the date hereof and on the Delivery Date, of the representations and warranties of the Company contained herein, to performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions applicable to the Underwritten Securities.

              (a) At or before the Delivery Date, no stop order suspending the effectiveness of any Registration Statement nor any order directed to any document incorporated by reference in any Prospectus shall have been issued and prior to that time no stop order proceeding shall have been initiated or threatened by the Commission and no challenge shall have been made to the accuracy or adequacy of any document incorporated by reference in any Prospectus; any request of the Commission for inclusion of additional information in any Registration Statement or any Prospectus or otherwise shall have been complied with; and after the date hereof the Company shall not have filed with the Commission any amendment or supplement to any Registration Statement or any Prospectus (or any document incorporated by reference therein) that shall have been disapproved by the Representative.

              (b) No Underwriter shall have discovered and disclosed to the Company on or prior to the Delivery Date that any Registration Statement or any Prospectus contains an untrue statement of a fact which, in the opinion of counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

              (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Underwritten Securities and the Indenture and the form of the Registration Statements, each Prospectus (other than financial statements and other financial data) and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be satisfactory in all respects to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that such counsel may reasonably request to enable it to pass upon such matters.

              (d) [        ] General Counsel of the Company, shall have
         furnished to the Representative his opinion addressed to the Underwriters and dated the Delivery Date to the effect that:

                      (i) The Company has been duly incorporated and is validly
              existing and remains a subsisting corporation under the laws of the State of Delaware;

                     (ii) The Company is duly qualified to do business and is in good standing as a foreign corporation in all jurisdictions in which its ownership of property or the conduct of its business requires such qualification (except where the failure to so qualify would not have a Material Adverse Effect), and has all power and authority necessary to own its properties and conduct the business in which it is engaged as described in the Prospectus;

                    (iii) No order issued by the Commission directed to any
              document incorporated by reference in any Prospectus has been issued and, to the knowledge of such counsel, no challenge has been made by the Commission to the accuracy or adequacy of any such document;

                     (iv) The Company has an authorized capitalization as set
              forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable;

                     [(v) There are no preemptive or other rights to subscribe
              for or to purchase, nor any restriction upon the voting or transfer of, any shares of the Common Stock issuable upon the conversion of the Underwritten Securities, if any, pursuant to the Company's Charter or by-laws or any agreement or other instrument known to such counsel;]

                   (vi) Such counsel does not know of any litigation or any
              governmental proceeding pending or threatened against the Company which would affect the subject matter of this Agreement or is required to be disclosed in any Prospectus (including the documents incorporated by reference therein) which is not disclosed and correctly summarized therein; and

                    (vii) The execution, delivery and performance of this
              Agreement and the Delayed Delivery Contracts, if any, and compliance by the Company with the provisions of the Underwritten Securities and the Indenture [and the issuance and delivery of the Common Stock issuable upon conversion of the Underwritten Securities, if any,] will not constitute a breach of, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company pursuant to the terms of, or constitute a default under, any agreement, indenture or instrument known to such counsel, or result in a violation of the Charter or by-laws of the Company or, to the best of such counsel's knowledge, any order, rule or regulation of any court or governmental agency having jurisdiction over the Company or its property.

              In giving such opinion, such counsel need not express any opinion regarding any order, consent or other authorization or approval which may be legally required pursuant to any state securities law.

              In rendering such opinion, such counsel may: (i) state that his opinion is limited to matters governed by the federal laws of the United States of America, the laws of the District of Columbia and the General Corporation Law of the State of Delaware and that such counsel is not admitted in the State of Delaware; and (ii) rely (to the extent such counsel deems proper and specifies in his opinion), as to matters involving the application of the laws of other jurisdictions upon the opinion of other counsel of good standing, PROVIDED that such other counsel is satisfactory to counsel for the Underwriters and furnishes a copy of its opinion to the Representative.

              (e) Boekel de Neree, special Netherlands counsel to the Significant Subsidiary, shall have furnished to the Representative its opinion addressed to the Underwriters and dated the Delivery Date, to the effect that the Significant Subsidiary has been duly incorporated and is validly existing as a private limited liability company under the laws of The Netherlands and has the corporate power and authority to carry on the business described in the objects clause of its Articles of Association.

              (f) Simpson Thacher & Bartlett, counsel for the Company, shall have furnished to the Representative its opinion addressed to the Underwriters and dated the Delivery Date, to the effect that:

                        (i) The Company has been duly incorporated and is
              validly existing and in good standing as a corporation under the laws of the State of Delaware;

                        (ii) The Indenture has been duly authorized, executed
              and delivered by the Company and duly qualified under the Trust Indenture Act and, assuming that the Indenture is a valid and binding agreement of the Trustee, constitutes a valid and legally binding instrument of the Company enforceable against the Company in accordance with its terms;

                        (iii) The Immediate Delivery Underwritten Securities
              have been duly authorized, executed and issued by the Company and, assuming due authentication thereof by the Trustee and upon payment and delivery in accordance with this Agreement, will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture;

                        (iv) The Delayed Delivery Underwritten Securities, if
              any, have been duly authorized and, when duly executed and issued by the Company and, assuming due authentication thereof by the Trustee and upon payment and delivery by the respective purchasers thereof in accordance with the terms of the related Delayed Delivery Contracts, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms and entitled to the benefits of the Indenture;

                        (v) The Delayed Delivery Contracts, if any, have been
              duly authorized, executed and delivered by the Company and, assuming that the Delayed Delivery Contracts are the valid and binding agreements of the purchasers thereunder, are valid and legally binding obligations of the parties thereto;

                        [(vi) The Common Stock issuable on the conversion of the
              Underwritten Securities has been duly authorized and reserved for issuance upon such conversion and, when issued and delivered in accordance with the terms of the Charter, will be duly and validly issued, fully paid and non-assessable;]

                        (vii) The statements made in each Prospectus under the
              caption[s] "Description of Debt Securities" [and "Description of Capital Stock -- Common Stock"] (or [, with respect to each,] a comparable caption), insofar as they purport to constitute summaries of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects;

                        (viii) Each Registration Statement is effective under
              the Act and, to the knowledge of such counsel, no stop order suspending its effectiveness has been issued and no proceeding for that purpose is pending or threatened by the Commission;

                        (ix) This Agreement has been duly authorized, executed
              and delivered by the Company; and

                        (x) The Company is not an "investment company" or an
              entity "controlled" by an "investment company," as such terms are defined in the 1940 Act.

         Such counsel may state that the opinions set forth in paragraphs (ii),
(iii), (iv) and (v) above are subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

         In rendering such opinion, such counsel may state that its opinion is limited to matters governed by the federal laws of the United States of America, the laws of the State of New York and the General Corporation Law of the State of Delaware and that such counsel is not admitted in the State of Delaware.

         Such counsel shall also have furnished to the Representative a written statement, addressed to the Underwriters and dated the Delivery Date, in form and substance satisfactory to the Representative, to the effect that (1) such counsel has acted as counsel to the Company in connection with the preparation of the Registration Statements and the offer and sale of the Securities (although the Company is also represented by its General Counsel and, with respect to certain other matters, by other outside counsel); (2) in the course of the preparation by the Company of the Registration Statements and the Prospectus, such counsel participated in conferences with certain officers and employees of the Company, with representatives of KPMG and with counsel to the Company; (3) prior to the Company's filing with the Commission documents under the Exchange Act, such counsel reviewed such documents; and (4) based on (a) such counsel's examination of the Registration Statements, the Prospectus and the documents filed by the Company under the Exchange Act, (b) such counsel's investigation made in connection with the preparation of Registration Statements and the Prospectus (excluding the documents filed by the Company under the Exchange Act) and (c) such counsel's participation in the conferences referred to in clause (2) of this paragraph above, (i) that such counsel is of the opinion that the Registration Statements, as of their respective effective dates, and each Prospectus, as of its issue date, complied as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the applicable rules and regulations of the Commission thereunder, and each document incorporated by reference in each Prospectus as filed under the Exchange Act complied as to form when filed in all material respects with the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case no opinion need be expressed as to the financial statements and other financial data contained or incorporated by reference therein, and (ii) such counsel has no reason to believe that (I) either Registration Statement, on the dates they became effective (or, with respect to such Registration Statements, if the Company has filed an Annual Report on Form 10-K since their effective dates, the date of the Company's most recent Annual Report on Form 10-K), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus, as of its issue date and as of the Delivery Date, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (II) any document incorporated by reference in the Prospectus when they were filed with the Commission contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that with respect to each of clauses (I) and (II) above, such counsel may state that it expresses no belief with respect to the financial statements or other financial data contained in or incorporated by reference in the Registration Statements, the Prospectus or documents filed by the Company under the Exchange Act. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel has not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statements, the Prospectus or the documents filed by the

Company under the Exchange Act and takes no responsibility therefor, except as and to the extent set forth in paragraph (vii) above.

              (g) The Company shall have furnished to the Representative a certificate, dated the Delivery Date, of its Chairman of the Board, its President or a Vice President and its chief financial officer stating that:

                        (i) The representations, warranties and agreements of
              the Company in Paragraph 1 are true and correct as of the Delivery Date; the Company has complied with all its agreements contained herein; and the conditions set forth in Paragraph 10(a) have been fulfilled;

                        (ii) (A) Except as described in or contemplated by the
              Registration Statements and the Prospectus, neither the Company nor any of its subsidiaries has sustained, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, or
              (B) there has not been any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as described in or contemplated by the Prospectus; and

                        (iii) They have carefully examined the Registration
              Statements and the Prospectus and, in their opinion (A) the Registration Statements, as of their respective effective dates, and the Prospectus, as of its issue date, did not include any untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the effective date of Registration Statement (No. 333- ), no event has occurred which should have been set forth in a supplement or amendment to either of the Registration Statements or the Prospectus.

              (h) (i) Neither the Company nor any of its subsidiaries shall have sustained, except as described in or contemplated by the Registration Statements and the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, or (ii) there shall not have been any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause
         (i) or (ii), is, in the judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus.

              (i) If Underwritten Securities in bearer form are being delivered by the Company on the Delivery Date in a jurisdiction other than the United States, the Company shall have furnished to the Representative such legal opinion or opinions as the Representative may reasonably request addressed to the Underwriters and dated the Delivery Date, with respect to matters relating to the offering, sale and delivery of the Underwritten Securities in such jurisdiction.

              (j) The Company shall have furnished to the Representative (i) a letter of KPMG, addressed to the Underwriters and dated the date hereof of the type described in the American Institute of Certified Public Accountants' Statement on Auditing Standards No. 72 and covering such specified financial statement items as counsel for the Underwriters may reasonably have requested and (ii) a letter of KPMG, addressed to the Underwriters and dated the Delivery Date, stating, as of the date of such letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of such letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by its letter referred to in subclause (i) above, confirming in all material respects the conclusions and findings set forth in such prior letter.

              (k) The Underwritten Securities shall have been accepted for listing on the Stock Exchange (if any), subject to official notice of issuance.

              (l) (i) Neither the Company nor the Significant Subsidiary shall have sustained, except as described in or contemplated by the Registration Statements and the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, or (ii) there shall not have been any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and the Significant Subsidiary, otherwise than as described in or contemplated by the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus.

              (m) Subsequent to the execution and delivery of this Agreement,
         (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the

         Commission for purposes of Rule 436(g)(2) of the Rules and Regulations and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities.

              (n) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of a majority in interest of the several Underwriters, impracticable or inadvisable to proceed with the public offering or delivery of the Securities on the terms and in the manner contemplated in the Prospectus.

              All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance satisfactory to counsel for the Underwriters.

         11. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If the Company shall fail to tender the Immediate Delivery Underwritten Securities for delivery to the Underwriters for any reason permitted under this Agreement, or if the Underwriters shall decline to purchase the Immediate Delivery Underwritten Securities for any reason permitted under this Agreement (other than pursuant to Paragraph 5 hereof), the Company shall reimburse the Underwriters for reasonable fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been incurred by them in connection with this Agreement and the proposed purchase of Immediate Delivery Underwritten Securities and the solicitation of any purchases of the Delayed Delivery Underwritten Securities, and upon demand the Company shall pay the full amount thereof to the Representative. If this Agreement is terminated pursuant to Paragraph 5 hereof by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

         12. NOTICES, ETC. The Company shall be entitled to act and rely upon any request, consent, notice or agreement by, or on behalf of, the Representative. Any notice by the Company to the Underwriters shall be sufficient if given in writing or by telegraph addressed to the Representative at its address set forth in Schedule I hereto, and any notice by the Underwriters to the Company shall be sufficient if given in writing or by facsimile addressed to the Company at 784 Memorial Drive, Cambridge, Massachusetts 02139 (Facsimile
Number: (781) 386-3228), Attention of the Treasurer.

         13. PERSONS ENTITLED TO THE BENEFIT OF THIS AGREEMENT. This Agreement shall be binding upon the Underwriters, the Company, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Act, and (b) the indemnity agreement of the Underwriters contained in Paragraph 8 hereof shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed any Registration Statement and any person controlling the Company. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Paragraph, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

         14. CERTAIN DEFINITIONS. For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

         15. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         16. COUNTERPARTS. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

         17. HEADINGS. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

[THE REST OF THIS PAGE IS LEFT BLANK INTENTIONALLY; THE SIGNATURE PAGE FOLLOWS.]

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this Agreement shall represent a binding agreement among the Company and the several Underwriters.

                                              Very truly yours,

                                              POLAROID CORPORATION

                                              By
                                                --------------------------------
                                                Name:
                                                Title:


The foregoing Agreement is hereby
 confirmed and accepted as of the
 date first above written.

[          ]


By
  --------------------------------
  Name:
  Title:

For itself and as Representative of the
other Underwriters named in Schedule II
to the foregoing Agreement.

                                   SCHEDULE I

Underwriting Agreement dated          , 1999.

Registration Statement No.'s 333-       and 333-       .

Representatives and Addresses:

Underwritten Securities
  Designation:

Principal amount:

Indenture:

Date of Maturity:

Interest Rate:

Purchase Price:

[Conversion Price of
  Common Stock:]

Redemption Provisions:

Authorized Denominations:

Stock Exchange Listing:

Delivery Date, Time and Location:

                                   SCHEDULE II


                                                                                                        PRINCIPAL
                                                                                                        AMOUNT OF
                                                                                                       UNDERWRITTEN
NAME OF UNDERWRITER                                                                                    SECURITIES
-------------------                                                                                    ------------

 ...........................................................................................                $
 ...........................................................................................
           Total
                                                                                                           --------
                                                                                                           $
                                                                                                           --------
                                                                                                           --------

                                                                       EXHIBIT A

                                        $

                              POLAROID CORPORATION

              [CONVERTIBLE] [SENIOR] [SUBORDINATED] DEBT SECURITIES

                            DELAYED DELIVERY CONTRACT

                                                                          [DATE]

POLAROID CORPORATION
784 Memorial Drive
Cambridge, Massachusetts  02139

Dear Sirs:

         The undersigned hereby agrees to purchase from Polaroid Corporation, a Delaware corporation ("Company"), and the Company hereby agrees to sell to the undersigned,

                                        $

principal amount of the Company's above-captioned securities ("Securities"),
offered by the Company's prospectus dated        , 1999, as supplemented by the
prospectus supplement dated        , 1999 (collectively, the "Prospectus"),
receipt of a copy of which is hereby acknowledged, at a purchase price of % of
the principal amount thereof plus accrued interest from          , 1999 to the
Delivery Date (as defined in the next paragraph) and on the further terms and conditions set forth in this Contract.

         Payment for and delivery of the Securities to be purchased by the
undersigned shall be made on          , 1999 , herein called the "Delivery
Date."

         At 10:00 A.M., New York time, on the Delivery Date, the Securities to be purchased by the undersigned hereunder will be delivered by the Company to the undersigned, and the undersigned will accept delivery of such Securities and will make payment to the Company of the purchase price therefor, at the office
of            . Payment will be certified or official bank check payable in next-day funds settled through the New York Clearing House to or upon the order of the Company.

         This Contract will terminate and be of no further force and effect
after           , 1999, unless (i) on or before such date it shall have been executed and delivered by both parties hereto or (ii) the Company shall have sold to the Underwriters named in the Prospectus the Immediate Delivery Underwritten Securities (as defined in the Underwriting Agreement referred to in the Prospectus) and the Company shall have mailed or delivered to the undersigned at its address set forth below a notice to that effect, stating the date of the occurrence thereof, accompanied by copies of the opinion of counsel for the Company delivered to such Underwriters pursuant to Paragraph 10(f) of the Underwriting Agreement.

         The obligation of the undersigned to accept delivery and make payment for the Securities on the Delivery Date will be subject to the condition that the Securities shall not, on the Delivery Date, be an investment prohibited by the laws of the jurisdiction to which the undersigned is subject, the undersigned hereby representing that such an investment is not so prohibited on the date hereof. This Contract will inure to the benefit of and be binding upon the parties hereto and their respective successors but will not be assignable by either party hereto without the written consent of the other.

         It is understood that acceptance of any Delayed Delivery Contract (as defined in said Underwriting Agreement) is in the Company's sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this Contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such counterpart is so mailed or delivered.

                                           Very truly yours,



                                           By
                                             ------------------------------
                                             Name:
                                             Title:
                                             Address:

Accepted as of                 , 199  .

POLAROID CORPORATION

By
  ----------------------------------
  Name:
  Title: